                                                                      PROSPECTUS


THE MFS-REGISTERED TRADEMARK- AGGRESSIVE SMALL CAP EQUITY FUND  MAY 1, 1997

--------------------------------------------------------------------------------


    The MFS-Registered Trademark- Aggressive Small Cap Equity Fund (the "Fund") is a diversified series of The MFS Series Trust (the "Trust"), an open-end management investment company. The sole objective of the Fund is to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential.



    Massachusetts Financial Services Company ("MFS" or the "Adviser") is the Fund's investment adviser and administrator, and MFS Fund Distributors, Inc. ("MFD") is the Fund's distributor. Prior to March 16, 1997 Navellier Management, Inc. ("Navellier Management" or the "Prior Adviser") was the Fund's investment adviser and administrator and Navellier Securities Corp. ("Navellier Securities") was the Fund's distributor. The investment advisory agreement pursuant to which MFS provides advisory services to the Fund will be submitted for approval by Fund shareholders at a special shareholders' meeting called for that purpose on or prior to July 14, 1997. For a discussion of the upcoming shareholders' meeting and related litigation, see "Special Considerations." Rushmore Trust and Savings, FSB is the Fund's transfer agent and custodian (referred to as the "Transfer Agent" or the "Custodian," as appropriate).



    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read and retained for future reference. A Statement of Additional Information ("SAI") about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing MFS Service Center, Inc., 500 Boylston St., Boston, MA 02116, telephone: (800) 225-2606. The SAI bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



    No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its investment adviser, or its distributor. This Prospectus does not constitute an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Expense Summary__________________________________________________          2
Special Considerations___________________________________________          3
Financial Highlights_____________________________________________          4
Fund Highlights__________________________________________________          5
Investment Objective and Policies________________________________          7
Special Investment Methods and Risks_____________________________          8
Investment Restrictions__________________________________________          9
Risk Factors_____________________________________________________         10
Performance______________________________________________________         11
Management of the Fund___________________________________________         11
Expenses of the Fund_____________________________________________         13
Reports and Information__________________________________________         14
Description of Shares____________________________________________         14
Dividends and Distributions______________________________________         15
Taxes____________________________________________________________         16
Purchase and Pricing of Shares___________________________________         17
Redemption of Shares_____________________________________________         22
Certain Services Provided to Shareholders________________________         24
Additional Information___________________________________________         24
Assent to Trust Instrument_______________________________________         24
Terms Applicable to Letter of Intent_____________________________         24

EXPENSE SUMMARY

-------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases             3%
      (as a percentage of offering price)(1)
    Maximum Sales Load Imposed on Reinvested
      Dividends                                       None
    Redemption Fees                                   None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees                                    1.25%
  Other Expenses
      Administrative Fee                             0.25%
      Other (after expense limitation)(2)            0.25%
  TOTAL FUND OPERATING EXPENSES (after expense
    limitation)(2)                                   1.75%



(1) The sales load is reduced to 2-1/2% for purchases between $25,000 and $49,999.99, 2% for purchases between $50,000 and $74,999.99, 1-1/2% for purchases between $75,000 and $99,999.99, and 1% for purchases of $100,000 or more. There is no sales load for purchases of $1 million or more, or for Trustees of the Fund, the Adviser, the Distributor, the Transfer Agent, the Custodian, retirement or deferred compensation plans and trusts used to fund such plans, or the employees of any of the above. There is no sales load for brokers or their employees directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor. There is no sales load on accounts as to which an investment adviser, financial planner, agent, bank or broker-dealer that charges an account management or transaction fee ("wrap accounts") receives a transaction fee as part of a "wrap fee" account, provided the investment advisor, financial planner, agent, bank or broker-dealer has an agreement with the Distributor; there is no sales load for the spouse or child of any of the above. (See also "Reduced Sales Charges").



(2) The Adviser has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997, subject to reimbursement by the Fund, such that "Total Fund Operating Expenses" do not exceed 1.75% per annum of the Fund's average daily net assets during the current fiscal year; otherwise, "Other Expenses," excluding the "Administrative Fee," and "Total Operating Expenses" are estimated to be 0.36% and 1.86% per annum, respectively, based on the Fund's average daily net assets for the fiscal year ended December 31, 1996. If this arrangement had not been in place for the Fund's fiscal year ended December 31, 1996, and the Fund's average daily net assets were $80 million (based on the Fund's approximate net assets as of April 15, 1997) the Fund's "Other Expenses," excluding the "Administrative Fee," and "Total Fund Operating Expenses" are estimated to be 0.71% and 2.21% per annum, respectively. See "Special Considerations" and "Expenses of the Fund."



EXAMPLES: The following example indicates the direct and indirect expenses an investor (maintaining an average annual investment of $1,000) could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:



One-Year______  $      47  Five-Year_____  $     122
Three-Year____  $      83  Ten-Year______  $     230



    The foregoing example assumes (a) that an investor maintains an average of $1,000 invested in the Fund; (b) payment of the maximum 3% sales load, (c) a 5% annual return; (d) percentage amounts listed above for Annual Fund Operating Expenses remain constant (for all periods shown above); and (e) reinvestment of all dividends and distributions. The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly.



    THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

SPECIAL CONSIDERATIONS

-------------------------------------------------------


CHANGE IN FUND'S INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR



    On March 16, 1997, MFS commenced providing investment advisory and administrative services to the Fund, and MFD commenced providing distribution services to the Fund. Prior to that date, Navellier Management provided investment advisory and administrative services to the Fund and Navellier Securities provided distribution services to the Fund.



    At a meeting held on March 13, 1997, the Board of Trustees which oversees the Fund (the "Board") decided not to renew the Fund's contractual arrangements with Navellier Management and Navellier Securities but instead to retain MFS and MFD. The Board has removed representatives of Navellier Management and Navellier Securities from all positions with the Trust and the Fund.



SUBSEQUENT SHAREHOLDER APPROVAL




    Pursuant to the requirements of applicable law, the Fund's investment advisory agreement with MFS will be submitted for approval by Fund shareholders (the "MFS Advisory Agreement Proposal") at a special shareholders' meeting called for that purpose on or prior to July 14, 1997. If this proposal is approved by Fund shareholders, MFS anticipates that the investment advisory fee and administrative services fee paid by the Fund to MFS would be lowered at that time from 1.25% per annum and 0.25% per annum, respectively, to approximately 0.75% per annum and 0.015% per annum, respectively, for a total reduction of approximately 0.735% per annum.



    If the proposal is not approved by Fund shareholders, the Board would then decide what action would be appropriate to serve the shareholders' best interests.



OTHER CONSIDERATIONS



    MFS has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997, subject to reimbursement by the Fund, such that the Fund's total operating expenses do no exceed 1.75% per annum of the Fund's average daily net assets during the current fiscal year. This expense limitation arrangement does not cover extraordinary Fund expenses, such as litigation-related expenses, or any expenses which were borne or accrued prior to March 16, 1997. Under an agreement between the Fund and Navellier Management relating to the payment of the Fund's operating expenses, Navellier Management may be able to seek reimbursement for operating expenses of the Fund paid by Navellier Management on behalf of the Fund during the period commencing January 1, 1997 through March 15, 1997. The amount of this possible reimbursement, if any, has not been determined as of the date of this Prospectus.



    Two of the former trustees of the Trust, Louis G. Navellier and Alan Alpers, have brought two legal actions in federal district court against two of the Trust's sitting trustees, Donald A. Simon and Kenneth Sletten, one seeking to prevent the removal of Messrs. Navellier and Alpers as trustees of the Trust and the other seeking to prevent the Fund from conducting the shareholders meeting to approve the Fund's investment advisory agreement with MFS. While the first legal action was dismissed by the court, the second legal action remains pending. The Trust has entered into indemnification agreements with members of the Board of Trustees which provide that the Trust will indemnify and hold harmless the Trustees against any claim by any of the Fund's shareholders for any error of judgment or mistake of law or fact, for any act or omission by the Trustees, or for any losses sustained by the Trustees or the Fund's shareholders except to the extent that the Trustees have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. While the Trust has a Directors' and Officers' Errors and Omissions Liability Insurance Policy (the "Insurance Policy"), the deductible under the Insurance Policy is $250,000. Expenses up to the amount of the deductible incurred in defending these legal actions will be borne by the Fund, and expenses exceeding the amount of the deductible will be borne by the Fund if the claims made in these legal actions are not covered by the Fund's Insurance Policy (however, the Fund believes that these claims are so covered).



    Due to these litigation expenses and the possibility that Navellier Management may seek reimbursement from the Fund of operating expenses paid by Navellier Management on behalf of the Fund during the period commencing January 1, 1997 and ending on March 15, 1997 (or thereafter), the Fund's "Total Operating Expenses" may exceed 1.75%, as set forth under the "Expense Summary" above. Assuming that the Fund incurs $250,000 in litigation-related expenses on account of the claims discussed above (I.E., the amount of the deductible under the Insurance Policy), the Fund's "Total Operating Expenses" for its current fiscal year are estimated to be 2.52% per annum at the current levels of the Fund's management fee (1.25% per annum) and administrative services fee (0.25% per annum), and are estimated to be 1.78% per annum assuming shareholder approval of the Fund's investment advisory agreement with MFS and the reductions in the Fund's management fee (to 0.75% per annum) and administrative services fee (to 0.015% per annum) discussed above. These estimated expense ratios are based upon the Fund's net assets of $80 million as of April 15, 1997.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------


    The following audited financial highlights shows the per share income and capital changes for an outstanding share of the Fund for the fiscal years ended December 31, 1996 and December 31, 1995 and for the period ended December 31, 1994. As noted under "Special Considerations" above, Navellier Management served as the Fund's investment adviser during this period. The information in the table should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.



                                                       For the           For the           For the
                                                      Year Ended        Year Ended       Period Ended
                                                     December 31,      December 31,      December 31,
                                                         1996              1995             1994*
                                                   ----------------  ----------------  ----------------
Per Share Operating Performance:
  Net Asset Value--Beginning of Period               $      15.41      $      10.98       $    10.00
                                                         --------          --------          -------
  Net Investment Loss                                       (0.23)            (0.16)           (0.08)
  Net Realized and Unrealized Gains on Securities            2.61              4.97             1.06
                                                         --------          --------          -------
  Net Increase in Net Asset Value Resulting from
    Operations                                               2.38              4.81             0.98
  Distributions to Shareholders:
    From Net Investment Income
                                                            -----         -----             -----
    From Net Realized Capital Gains                                           (0.38)
                                                            -----                           -----
                                                                           --------
                                                         --------                            -------
  Net Increase in Net Asset Value                            2.38              4.43             0.98
                                                         --------          --------          -------
  Net Asset Value--End of Period                     $      17.79      $      15.41       $    10.98
                                                         --------          --------          -------
                                                         --------          --------          -------

Total Investment Return(1)                                  15.44%            43.80%            9.80%

Ratios to Average Net Assets:
  Expenses After Reimbursement(2)                            1.75%             1.75%            1.68%**
  Expenses Before Reimbursement (Note 2)(2)                  1.86%             2.10%            4.52%**
  Net Investment Loss                                       (1.33%)           (1.15%)          (0.81%)

Supplementary Data:
  Portfolio Turnover Rate                                   136.9%            169.6%           139.9%
  Number of Shares Outstanding at End of Period
    (000s omitted)                                         10,683             6,831            1,660

  Net Assets at End of Year (000s omitted)               $190,035          $105,299          $18,224
  Average Commission Rate Paid(3)                    $     0.0424

(1) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.


(2) Under an agreement between the Fund and the Prior Adviser related to payment of operating expenses, the Prior Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Prior Adviser, at any time upon notice to the Fund. At December 31, 1995, the prior adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses of the Fund. During the year ended December 31, 1996, the Prior Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Prior Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Prior Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.



(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


------------------------


* From Commencement of Operations January 3, 1994.



** Annualized


FUND HIGHLIGHTS
-------------------------------------------------------

THE FUND


    The Fund is a diversified series of the Trust, an open-end management investment company organized as a business trust under the laws of the State of Delaware on May 28, 1993.



INVESTMENT OBJECTIVE



    The Fund invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Fund will be to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without shareholder approval. The Fund should not be considered suitable for investors seeking current income.


INVESTMENT ADVISER


    The Fund has retained MFS to provide it with a continuous investment program, including investment research and management with respect to all securities and investments. The Adviser will determine from time to time what securities and other investments will be selected and purchased, retained, or sold by the Fund. MFS receives an annual fee, equal to 1.25% of the value of assets under management for the Fund, payable monthly, based upon a percentage of the Fund's average daily net assets. The advisory fees paid by the Fund to the Adviser are higher than those paid by most other investment companies. MFS also receives an annual administrative fee of 0.25% of the value of assets under management.

DISTRIBUTION OF SHARES


    MFD acts as the sole distributor of the Fund's shares and also serves as distributor for each of the other funds in the MFS Family of Funds. It is a wholly owned subsidiary of MFS, the Fund's Adviser. The Distributor may sell shares of the Fund directly to investors or through a network of broker-dealers selected by the Distributor. The Distributor will compensate these selected dealers by paying them directly or allowing them to receive directly from the investor some or all of the sales charge paid by the Fund investors.


HOW TO INVEST


    Shares of the Fund are available for purchase through selected broker-dealers. The Fund was closed to new investors after April 15, 1996. Existing shareholders and mutual fund wrap fee advisers, financial advisers and planners have been able to continue to purchase additional shares after April 15, 1996. The Fund may resume sales to new investors at some future date.



    The daily public offering price for shares is the net asset value per share next computed after receipt of your order plus the sales charge. As described in the foregoing table (see "Expense Summary"), the Fund has a sliding sales charge beginning at 3% on initial investments of between $2,000 and $24,999.99. The sales charge is incrementally reduced to 1% on purchases of $100,000 or more. No sales charge is charged on investments of $1 million or more, or to Trustees of the Fund, the Adviser, the Distributor, the Transfer Agent, the Custodian, their employees, or a retirement plan or deferred compensation plan and trust to fund such plan; or to brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor, or their employees; or on purchases through accounts as to which an investment advisor, financial planner, agent, banker or broker-dealer charges an account management or transaction fee as part of a "wrap fee", provided the investment advisor, financial planner, agent, bank or broker-dealer has an agreement with the Distributor; or the spouse or child of any of the above. (See also "Reduced Sales Charges".) The sales charge is paid at the time of the investor's purchase. Initial purchases must be at least $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and subsequent investments must be $100 or more. Investments in the Fund can be made through selected securities dealers (who have the responsibility to transmit orders promptly and may charge a fee for the purchase or redemption of Fund shares), or through the transfer agent, Rushmore Trust and Savings, FSB. (See "Purchase and Pricing of Shares"). Investors can also invest in the Fund by completing an application authorizing the transfer agent to transfer funds automatically every month from the investor's checking account to the Fund for purchase of Fund shares for the investor's account.


REDEMPTION OF SHARES


    On any day the Fund and the stock exchanges are open for business the shares will be redeemed at the next determined net asset value per share after receipt of the redemption order. Redemption orders received after 4:00 p.m. E.S.T. will be given the next days' net asset value.



    If the investor requests payment of redemptions to a third party or to a location other than his/her address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.

    The Fund will redeem its shares in cash at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed only until such time as it is reasonably necessary to assure that good payment has been collected for the purchase of such shares which may be up to fifteen (15) days from purchase date. This delay is necessary to assure the Fund that investments made by check are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.



    The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practical; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.



INVESTING IN SECURITIES OF FOREIGN ISSUERS


    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries.


    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its total net assets in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.



INVESTMENT OBJECTIVE AND POLICIES

-------------------------------------------------------


    The investment objective of the Fund is to achieve long-term growth of capital primarily through investments in stocks of companies with appreciation potential.



    The Fund will invest primarily in the common stock of small cap companies (companies with market capitalization of less than one billion dollars) believed by the Adviser to have appreciation potential. This Fund should not be considered suitable for investors seeking current income. Since no one class or type of security necessarily affords the greatest promise for capital appreciation at all times, the Fund may invest up to 35% of its assets in non-small cap securities of any issuer believed by the Adviser to offer potential for capital appreciation over both the intermediate and long term. Under normal circumstances, the Fund will invest at least 65% of its total assets in small cap equities. However, that projected minimum percentage could be temporarily lowered during adverse market conditions. Equity securities include, but are not limited to, common and preferred stock, and preferred stocks that are convertible into common stock.

    The Fund may also invest in debt securities and money market instruments if, in the opinion of the Adviser, such investment will further the investment objective of the Fund. In addition, for temporary defensive purposes, the Fund may retain cash or invest all or any portion of its assets in cash equivalents. The Fund's holdings in such non-equity, non-small cap securities will not exceed 35% of the total assets of the Fund. If the Fund's assets or a portion thereof are retained in cash, such cash will, in all probability, be deposited in short-term commercial paper.



    It is anticipated that all of the Fund's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (AAA, AA, A, BBB). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Fund has invested drops below investment grade, the Fund will promptly dispose of such investment.



    The Fund invests primarily in undervalued common stocks believed to have long-term growth potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth.



    There are no limitations on the type or dividend paying record of small capitalization companies or industries in which the Fund may invest, the principal criteria for investment being that the securities provide opportunities for capital growth. The Fund will invest up to 100% of its capital in equity securities selected for their capital growth potential.



    The Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. Such companies are likely to be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Adviser may, however, purchase common stocks of well known, highly researched, large companies if it believes such common stocks offer opportunity for long-term capital growth. Investments in such large company stocks will not exceed 35% of the Fund's total assets.



    Diversification is a consideration in selecting investments for the Fund. However, greater emphasis will be placed upon selection of securities believed to have good potential for appreciation rather than upon wide diversification.


SPECIAL INVESTMENT METHODS AND RISKS
-------------------------------------------------------

"SHORT SALES AGAINST THE BOX"


    The Fund is permitted to make short sales if at the time of the short sale the Fund owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."


    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.


    The Fund may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.



    Short sales of securities, other than "short sales against the box," will not be permitted by the Fund.


INVESTMENT RESTRICTIONS
-------------------------------------------------------


    The Fund may not invest 25% or more of its total assets in any one industry. The Fund may not make investments in real estate or commodities or commodity contracts, including futures contracts, but may purchase securities of issuers which deal in real estate or commodities. The Fund is also prohibited from investing in or selling puts, calls, or straddles (or any combination thereof). The Fund may borrow money only from banks for temporary or emergency (not leveraging) purposes (provided that, after each borrowing, there is an asset coverage of at least 300%). In order to secure any such borrowing, the Fund may pledge, mortgage, or hypothecate up to 10% of the market value of the assets of the Fund. The investment by the Fund in securities, including American Depository Receipts, of issuers incorporated or organized, or any governmental entity or political subdivision thereof, located outside of the United States is limited to 25% of the net asset value of the Fund, provided that no such foreign securities may be purchased unless they are traded in United States securities markets.


    The Fund may not purchase "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933) if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Fund would be invested in such securities, nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Fund would be invested in either illiquid or unseasoned securities.



    In addition to the investment restrictions described above, the investment program of the Fund is subject to further restrictions which are described in the SAI. The restrictions for the Fund are fundamental and may not be changed without shareholder approval.



RISK FACTORS

-------------------------------------------------------

INVESTING IN SECURITIES OF FOREIGN ISSUERS


    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. The Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the "Investment Objective and Policies" section.



    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its net asset value in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.


PORTFOLIO TURNOVER


    The annual rate of portfolio turnover for the Fund was 136.9% for its fiscal year ended December 31, 1996. The Fund does not generally intend to have a portfolio turnover rate in excess of 100% per annum, however, given the transition of management responsibilities from Navellier Management to MFS discussed under "Special Considerations" above, the Fund expects its portfolio turnover rate for its current fiscal year to be up to 200%. These anticipated portfolio turnover rates are NOT restrictions on the Fund and if in the Adviser's judgment a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall performance then the Adviser is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities, may result in increased levels of capital gain distributions to shareholders and could therefore adversely affect Fund performance and the level of taxable capital gains received by shareholders. See "Taxes." To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. (See the SAI, "Taxes").

SPECIAL RISK CONSIDERATIONS RELATING TO SECURITIES OF THE PORTFOLIO


    For a description of certain other factors, including certain risk factors, which investors should consider relating to the securities in which the Fund will invest, see "Investment Objective and Policies."



PERFORMANCE

-------------------------------------------------------


    From time to time the Fund may include its performance history in advertisements, sales literature, or reports to current or prospective shareholders. Performance information about the Fund is based on its past performance only and is not an indication of future performance. Performance history may be expressed as yield or as total return of the Fund.



    The "total return" of the Fund refers to the average annual compounded rate of return over some representative period that would equate an initial payment of $1,000 (after deduction of the maximum sales load) at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. For more information about calculation of the investment performance of the Fund, see the SAI. For further information about the Fund's performance for the fiscal year ended December 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the MFS Service Center, Inc. (see back cover for address and phone number).


MANAGEMENT OF THE FUND
-------------------------------------------------------

THE BOARD OF TRUSTEES


    The Trust's Board of Trustees directs the business and affairs of the Fund as well as supervises the Adviser, Administrator, Distributor, Accountant, Transfer Agent and Custodian, as described below.



THE ADVISER



    The Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment. Pursuant to a separate Administrative Services Agreement, the Adviser provides the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Fund's compliance with its reporting obligations. The Adviser may contract for the performance of such services to the Custodian, Transfer Agent, or others, and may share some or all of its fee with such other person(s). The Adviser also provides the Fund with a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments. The Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the Fund.



    Since the inception of the Fund through March 15, 1997, Navellier Management acted as the investment adviser and administrator of the Fund. On March 15, 1997, the investment advisory agreement and administrative services agreement between the Trust and Navellier

Management with respect to the Fund terminated due to the decision of the Trust's Board of Trustees not to renew these agreements.



    Effective March 16, 1997, the Trust entered into a new investment advisory agreement and a new administrative services agreement with MFS. As noted under "Special Considerations" above, the Fund's investment advisory agreement with MFS will be submitted for approval by Fund shareholders at a special shareholders' meeting called for that purpose on or prior to July 14, 1997.



    John W. Ballen, a Senior Vice President of MFS and MFS' Chief Equity Officer, is the Fund's portfolio manager. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984.



    MFS is America's oldest mutual fund organization and, together with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS serves as the investment adviser to the MFS Family of Funds and a number of closed-end funds, funds underlying insurance products and offshore funds. As of March 31, 1997, net assets under management of the MFS organization were approximately $51.5 billion on behalf of 2.4 million investor accounts, and the MFS organization managed approximately $27.9 billion of assets invested in equity securities.



    The new investment advisory and administrative services agreements with MFS contain substantially the same terms and conditions as the terminated agreements with Navellier Management. As required by these terminated agreements with Navellier Management, the Trust and the Fund have changed their names to eliminate the use of the term "Navellier" and, reflecting the new relationship with MFS, have adopted the names "The MFS Series Trust" and "MFS Aggressive Small Cap Equity Fund," respectively.



    The Adviser receives an annual 1.25% investment advisory fee from the Fund, payable monthly, based upon the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that paid by most other investment companies. The Adviser also receives a 0.25% annual fee from the Fund for the provision of administration services.


THE DISTRIBUTOR


    Since the inception of the Fund through March 15, 1997, Navellier Securities acted as the Fund's Distributor. On March 15, 1997, the distribution agreement for the Fund between the Trust and Navellier Securities terminated due to the decision of the Trust's Board of Trustees not to renew this agreement.



    Effective March 16, 1997, the Trust entered into a new distribution agreement with MFD. The new agreement with MFD contains substantially the same terms and conditions as the terminated agreement with Navellier Securities.

THE CUSTODIAN AND THE TRANSFER AGENT


    Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, telephone: (301) 657-1517 or (800) 621-7874, is Custodian for the Fund's
securities and cash and Transfer Agent for the Fund shares.


EXPENSES OF THE FUND
-------------------------------------------------------

GENERAL


    The Fund is responsible for the payment of its own expenses. These expenses are deducted from investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser, the Custodian, the Transfer Agent, and the Accountant; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal and auditing fees; insurance; and printing and other expenses which are not directly assumed by the Adviser under its investment advisory and administrative services agreements with the Fund.



    Under an agreement between the Fund and the Prior Adviser related to payment of operating expenses, the Prior Adviser has reserved the right to seek reimbursement for the past, present and future operating expenses of the Fund paid by the Prior Adviser, at any time upon notice to the Fund. At December 31, 1995, the prior adviser voluntarily agreed not to seek future reimbursement of all unreimbursed past expenses of the Fund. During the year ended December 31, 1996, the Prior Adviser paid operating expenses of the Fund totaling $660,374. Under the operating expense agreement, the Prior Adviser requested, and the Fund reimbursed, $464,738 of such expenses. The Prior Adviser voluntarily agreed not to seek future reimbursement of $195,636 of such 1996 expenses. Accordingly, at December 31, 1996, there were no prior expenses which could be reimbursed in the future under the agreement.



    Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's normal operating expenses which accrue on and after March 16, 1997 such that the Fund's "Total Fund Operating Expenses" do not exceed 1.75% per annum of its average daily net assets (the "Maximum Percentage"). MFS has not agreed to bear the Fund's extraordinary expenses. The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Total Fund Operating Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Total Fund Operating Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or March 16, 2000.


BROKERAGE COMMISSIONS


    The Adviser may use selected broker-dealers to execute portfolio transactions for the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. The Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). (See the SAI).


REPORTS AND INFORMATION
-------------------------------------------------------


    The Fund will distribute to its shareholders semi-annual reports containing unaudited financial statements and information pertaining to matters of the Fund. An annual report containing financial statements together with the report of the independent auditors of the Fund is distributed to shareholders each year.



    Shareholder inquiries should be addressed to the Transfer Agent, Rushmore Trust and Savings FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, Tel:
(301) 657-1510 or (800) 622-1386.


DESCRIPTION OF SHARES
-------------------------------------------------------


    The Trust is a Delaware business trust organized on May 28, 1993. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Trust is only offering shares of the Fund.



    The shares of the Fund, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of the Fund under certain circumstances (see "Redemption of Shares"). Each share of the Fund is equal as to earnings, expenses, and assets of the Fund and, in the event of liquidation of the Fund, is entitled to an equal portion of all of the Fund's net assets. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees.

    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------


    All dividends and distributions with respect to the shares of the Fund will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Fund prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as ordinary income or short-term or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, the Fund retains the use and benefits of such monies as would be paid as cash dividends.



    The Fund will distribute all of its net investment income and net realized capital gains, if any, annually in December. If a cash payment is requested with respect to the Fund, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.



    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. The Fund intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.



    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the Fund unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.


    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following).

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

TAXES
-------------------------------------------------------

FEDERAL TAXES


    The Fund is a separate taxpayer and intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 (relating to regulated investment companies) with respect to diversification of assets, sources of income, and distributions of taxable income and will elect to be taxed as a regulated investment company for federal income tax purposes.



    However, the Code contains a number of complex tests relating to qualification which a fund might not meet in any particular year. For example, if a fund derives 30% or more of its gross income from the sale of securities held for less than three months, it may fail to qualify. If a fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders and all Fund distributions would be taxable to shareholders as ordinary dividend income.



    Because the Fund intends to distribute all of its net investment income and net realized capital gains at least annually, it is not expected that the Fund will be required to pay federal income tax for any year throughout which it was a regulated investment company nor, for this reason, is it expected that the Fund will be required to pay the 4% federal excise tax imposed on regulated investment companies that fail to satisfy certain minimum distribution requirements. However, the possibility of federal or state income tax and/or imposition of the federal excise tax does exist.



    Dividends (other than capital gains dividends) will be taxable to shareholders as ordinary income, whether received in shares or cash and will, in the case of corporate shareholders, generally qualify for the dividends-received deduction to the extent paid out of qualifying dividends received by the Fund.



    Capital gains dividends will ordinarily be taxable to shareholders as long-term capital gain, regardless of how long they have held their shares. A dividend is a capital gains dividend if it is so designated by the Fund and is paid out of the Fund's net capital gain (that is, the excess of the Fund's net long-term capital gain over its net short-term capital loss).



    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.



    Upon a disposition or redemption of shares of the Fund, the shareholder will generally recognize taxable gain or loss measured by the difference between the redemption price and the basis of the shares. This gain or loss will generally be treated as capital gain or loss (long-term or short-term, depending upon the holding period for the redeemed shares).



    Shortly after the end of each calendar year, each Fund shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. Shareholders may be subject to backup withholding at the rate of 31% on dividends and redemption proceeds unless (a) they are corporations or come within other exempt categories or (b) they provide correct taxpayer identification numbers, certify as to no loss of exemption from backup withholding, and otherwise comply with applicable requirements of the law relating to backup withholding. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Backup withholding will not be applied to payments that are subject to 30% withholding.


    The Fund may pay taxes to foreign countries with respect to dividends or interest it receives from foreign issuers or from domestic issuers that derive a substantial amount of their revenues in foreign countries, or such taxes may be withheld at the source by such issuers. The Fund will generally be entitled to deduct such taxes in computing its taxable income.

STATE AND LOCAL TAXES

    The Fund may be subject to state or local taxation in jurisdictions in which it may be deemed to be doing business. Taxable income of the Fund and its shareholders for state and local purposes may be different from taxable income calculated for federal income tax purposes.

    Each prospective investor is advised to consult his or her tax adviser for advice as to the federal, state, and local taxation which may be applicable to such investor in connection with an investment in the Fund.

PURCHASE AND PRICING OF SHARES
-------------------------------------------------------

PURCHASE OF SHARES

    The Fund's shares are sold to the general public on a continuous basis through the Distributor and its network of broker-dealers and Transfer Agent.


    The Fund closed to new investors on April 15, 1996. Shareholders of the Fund as of such closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Fund shares owned, and through the purchase of additional Fund shares. Shareholders of the Fund as of the April 15, 1996 closing date may also open and add to additional accounts that use the same social security number as the account existing as of April 15, 1996, such as accounts where the shareholder is the owner, a joint owner or a custodian for a minor child. Shares of the Fund may continue to be purchased through mutual fund wrap fee advisers and financial planners. Additionally, Trustees of the Fund and employees and directors of the Fund's Adviser may continue to open new Fund accounts. The Fund may resume sales to new investors at some future date.

PURCHASE BY MAIL


    Investments in the Fund can be made through selected securities dealers, who have the responsibility to transmit orders promptly and may charge a processing fee, or through the Transfer Agent, Rushmore Trust and Savings, FSB.



TO INVEST BY MAIL: Fill out an application and make a check payable to "MFS Aggressive Small Cap Equity Fund." Mail the check along with the application to:



       MFS Aggressive Small Cap Equity Fund
       c/o Rushmore Trust and Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814



    Purchases by check will normally be credited to an account at the closing net asset value next determined after receipt of payment in good order. Foreign checks will not be accepted.



    Net asset value per share is calculated once daily as of 4:00 p.m. E.S.T. on each business day. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is to be computed. (See "Purchase and Pricing of Shares--Valuation of Shares").



PURCHASES THROUGH DEALERS



    Shares purchased through Dealers will be effected at the net asset value next determined after the Dealer receives the purchase order, provided that the Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. E.S.T. The investor must settle his or her entitlement to that day's net asset value with the Dealer.



    Certain selected Dealers may effect transactions in shares of the Fund on a "three-day settlement" basis through the National Securities Clearing Corporation's Fund/SERV system.



    Purchases of shares through Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. The sales charge applicable to the investor's purchase (See "Pricing of Shares" below) is the same when purchased through a Dealer as when purchased directly through the Transfer Agent.



    Shareholders who wish to transfer fund shares from one broker-dealer to another should contact the Transfer Agent at (800) 622-1386.


TO INVEST BY BANK WIRE: Request a wire transfer to:


       Rushmore Federal Savings Bank
       Bethesda, MD
       Routing Number 0550 71084
       For Account of MFS Aggressive Small Cap Equity Fund
       Account Number 0293 85770

    AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE TRANSFER AGENT AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M. E.S.T. AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELLED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.



    Such wire should identify the name of the Fund, the account number, the order number (if available), and your name.


TO INVEST BY AUTOMATIC MONTHLY INVESTMENT PLAN:


    Shareholders may make automatic monthly purchases of the Fund's shares by executing an automatic monthly withdrawl application authorizing his/her/its bank to transfer money from his/ her/its checking account to the Transfer Agent for the automatic monthly purchase of shares of the Fund for the shareholder. There is no charge by the Fund for this automatic monthly investment plan and the shareholder can discontinue the service at any time.



PRICING OF SHARES



    The shares of the Fund are sold at their net asset value per share next determined after an order in proper form (completely filled out application form and additional information or documentation) is received by the Transfer Agent, plus a maximum sales charge of 3% on a single purchase of between $2,000 and $24,999.99. The sales load is reduced to 2-1/2% for purchases of between $25,000 and $49,999.99, 2% for purchases of between of between $50,000 and $74,999.99, 1-1/2% for purchases of between $75,000 and $99,999.99, and 1% for purchases of $100,000 or more. There is no sales charge for purchases of $1 Million or more. The sales charge is payable at the time shares are purchased and is deducted from the amount credited to the investor's account. If an order for shares of the Fund is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. on that day (plus the applicable sales charge). Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m on the next day (plus the applicable sales charge). However, orders received by the Transfer Agent from dealers or brokers after the net asset value is determined that day will receive such offering price if the orders were received by the broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. E.S.T.). Shares are entitled to receive any declared dividends on the day following the date of purchase.



    ABATEMENT OF SALES CHARGES FOR TRANSFERRED ACCOUNTS



    Any investor who transfers all or any portion of his investment from any other registered investment company which charges a sales load (other than those which charge a deferred sales load) to the Fund will not be required to pay a sales charge on the amount invested. The Fund Trustees, the Distributor, the Custodian, the Transfer Agent, retirement or deferred compensation plans and trusts used to fund such plans, and their employees; or brokers directly involved in selling the Fund's shares and whose firm has executed a selling agreement with the Distributor or the Adviser or their employees or the spouse or child of any of the above will not be required to pay any sales charge, nor will any investor who purchases more than $1 million of the Fund's shares nor will any investor who purchases through an account as to which an investment adviser, financial planner, agent, bank or broker-dealer charges an account management or transaction fee ("wrap fee"), provided the investment adviser, financial planner, agent, bank or broker-dealer has an Agreement with Distributor.



    Purchases may also be made at net asset value (no load) by investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and by retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."


    GENERAL PURCHASING INFORMATION


    The Fund has established a minimum initial investment of $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and $100 for subsequent investments. A shareholder who wishes to place an order for shares should contact MFS Service Center, Inc. at (800) 225-2606.


    REDUCED SALES CHARGES


    A reduction in the sales charge rate applicable to sales of Fund shares may be obtained by volume discounts as described in the Prospectus. In addition, members of qualified groups or persons purchasing shares for retirement plans or individual retirement accounts (IRAs) may purchase shares of the Fund at the same discounts charged on volume discount purchases. Also, persons who transfer their investments from another investment company, to which they paid a sales charge, will not be charged a sales charge.



    Purchases of Fund shares are made at the public offering price next determined after the Transfer Agent receives payment, including the applicable sales charge. To receive the group rate on their individual purchase, group members must purchase shares through a single investment dealer designated by the group. After the initial purchase, a member may send funds for the purchase of shares directly to the Transfer Agent. Sales to members of qualified groups are made at a reduced sales charge because such sales normally involve less sales effort and sales-related expense than would usually be associated with sales to individual investors. Also, it is believed that such reduced sales charges will provide an incentive for increased investment in the Fund by members of qualified groups which could benefit the Fund and its shareholders by enabling the Fund to achieve certain economies of scale and benefits of size more rapidly than would otherwise be the case.



    As determined by the Distributor, qualified groups include the employees of a corporation or a sole proprietorship, members, and employees of a partnership or association (including, without limitation, members of tax-exempt organizations enumerated under Sections 501(c)(3) and 501(c)(13) of the Internal Revenue Code of 1986), or other organized groups of persons (the members of which may include other qualified groups), provided that: (i) the group has at least 25 members, of which at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; and (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser, or security holders of a company.

    Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner member, or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary, or participants in a qualified retirement plan, or contributors to an individual retirement account (IRA). For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships, and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, as well as trustees of employment benefit trusts acquiring Fund shares for the benefit of any of the foregoing. The Fund reserves the right to revise the terms of, or to suspend or discontinue, group sales charge discounts at any time.

LETTER OF INTENT

    An investor may pay reduced sales charges by signing and fulfilling a Letter of Intent which is on the Application Form. The Letter of Intent confirms the investor's intention as to the total investment in shares of the Fund within the following 13 consecutive months, and thereby the investor will become eligible for the reduced sales charges applicable to the total amount to be purchased. Purchases made within 90 days prior to the signing of the Letter of Intent may be included in the total amount and will be valued on the effective date of the Letter of Intent. The Letter of Intent will not be a binding obligation on either the purchaser or the Fund. Purchases made under the Letter of Intent are made at the sales charge applicable to the aggregate amount to be invested in shares of the Fund under the Letter of Intent as if all the shares were purchased in a single transaction. During the period of the Letter of Intent, the Transfer Agent will hold shares representing 5% of the intended purchase in escrow to provide payment of additional sales commissions that may have to be paid if the Letter of Intent is reduced. If the total shares stated in the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by the redemption of sufficient shares held in escrow for the account of the investor. Otherwise, shares held in escrow will be released upon completion of the intended investment. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original and (b) automatically after the end of the period, if the total purchases credited to the Letter of Intent qualify for an additional reduction in sales charge. For more information concerning the Letter of Intent, see the Application Form or contact the Transfer Agent.

VALUATION OF SHARES


    The net asset value of the shares of the Fund is calculated by adding the values of all securities and other assets of the Fund, subtracting liabilities of the Fund, and dividing by the number of outstanding shares. It is determined once daily as of 4:00 p.m E.S.T., on days when the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Fund will reconsider the time at which net asset value is to be computed. The net asset value is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the number of outstanding shares of the Fund. The price at which a purchase is effected is based on the next calculation of net asset value after the order is received.



    In determining the value of the assets of the Fund, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Trustees of the Fund. All other securities and assets are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. (See "Purchase, Redemption, and Pricing of Shares--Determination of Net Asset Value" in the SAI.)


REDEMPTION OF SHARES
-------------------------------------------------------

GENERAL


    A shareholder may redeem shares of the Fund at the net asset value next determined after receipt of a notice of redemption in accordance with the procedures set forth below and compliance with the further redemption information and/or additional documentation requirements described in this Section. As used in this Prospectus, the term "business day" refers to those days on which stock exchanges trading small cap stocks are open for business. The Fund may change the following procedures at its discretion.



    Any shareholder who redeems shares of the Fund prior to the close of business on the record date for a dividend or distribution will not be entitled to receive the dividend or distribution. A check for the proceeds of redemption will normally be mailed within seven days of receipt of any redemption request received by the Transfer Agent. Payments in redemption of shares will be reduced by any income tax required to be withheld. See "Taxes," above. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds only until such times as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days from purchase date. Such delays can be avoided by wiring Federal Funds in effecting share purchases.



    If a shareholder wishes to redeem his or her entire shareholdings in the Fund, he or she will receive, in addition to the net asset value of shares, all declared but unpaid dividends thereon. The net asset value of the shares may be more or less than a shareholder's cost depending on the market value of the portfolio securities at the time of the redemption.

REDEMPTION BY MAIL

    A shareholder may redeem shares by mail on each day that the New York Stock Exchange is open by submitting a written redemption request to:


       MFS Aggressive Small Cap Equity Fund
       c/o Rushmore Trust and Savings FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814



    The request for redemption should include the name of the Fund, the account name and number, and should be signed by all registered owners of the shares in the exact names in which they are registered. Each request should specify the number or dollar amount of shares to be redeemed or that all shares in the account are to be redeemed.


OPTION TO MAKE SYSTEMATIC WITHDRAWALS


    The owner of $25,000 or more worth of the shares of the Fund may provide for the payment from his account of any requested dollar amount (but not less than $1,000) to him or his designated payee monthly, quarterly, or annually. Shares will be redeemed on the last business day of each month. Unless otherwise instructed, the Transfer Agent will mail checks to the shareholder at its address of record. A sufficient number of shares will be redeemed to make the designated payment. This redemption option is not available with respect to shares for which certificates are held by a shareholder. Since a sales charge is imposed on investors, investors should not purchase shares in the Fund while they are participating in the withdrawal plan.


FURTHER REDEMPTION INFORMATION


    Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Transfer Agent to inquire what, if any, additional documentation may be required.


    The Fund reserves the right to modify any of the methods of redemption or to charge a fee for providing these services upon 30 days' written notice to shareholders.

    Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.


    Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash. Information as to those matters is set forth in the SAI.

CERTAIN SERVICES PROVIDED TO SHAREHOLDERS
-------------------------------------------------------

STATEMENTS OF ACCOUNT


    Statements of Account for the Fund will be sent to each shareholder at least quarterly.


DIVIDEND ELECTION


    A shareholder may elect to receive dividends in shares or in cash. If no election is made, dividends will automatically be credited to a shareholder's account in additional shares.


ADDITIONAL INFORMATION
-------------------------------------------------------


    The SAI, available upon request, without charge from the Fund, provides a further discussion of certain sections of the Prospectus and other information which may be of interest to certain investors. This Prospectus and the SAI do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the securities being sold, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.



    Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the SAI and the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


ASSENT TO TRUST INSTRUMENT
-------------------------------------------------------


    Every shareholder, by virtue of having purchased a Share shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.


TERMS APPLICABLE TO LETTER OF INTENT
-------------------------------------------------------


    By indicating in the Letter of Intent Section of the Account Application that the provisions of the Letter of Intent have been selected, the investor agrees as follows:


    Each purchase of shares under the Letter of Intent will be made at the public offering price which, at the time of such purchase, is applicable to a single transaction of the dollar amount checked on the Account Application, as described in the current Prospectus relating to such shares.

    Out of the initial purchase (or subsequent purchases if necessary), 5% of the total purchases required to complete the Letter of Intent will be held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name. The Letter of Intent will terminate and the escrow will be released when the total purchases made under the Letter of Intent, together with the value on the date of the Letter of Intent of any shares of the Fund then owned by the investor, equal the aggregate amount checked on the Account Application. All dividends and any capital gain distributions on the escrowed shares will be paid to the investor or to the investor's order, but the receipt of dividends and capital gain distributions in shares computed at net asset value will not apply towards the completion of the Letter of Intent.



    No commitment is made to purchase additional shares. If, within 13 months from the date of the Letter of Intent, the investor's total purchases under the Letter of Intent, together with the value on the date of the Letter of Intent of any shares of the Fund then owned by such investor, do not equal or exceed the aggregate amount checked on the Account Application, the Investor will remit to Rushmore Trust and Savings FSB, the difference in the sales charge actually paid and the sales charge which the investor would have paid if total purchases made under the Letter of Intent had been made at a single time. If, within 20 days after written request by Rushmore Trust and Savings, FSB or the appropriate dealer, the investor does not pay such difference in the sales charge, such investor irrevocably constitutes and appoints Rushmore Trust and Savings, FSB as his/her attorney to surrender for redemption any or all escrowed shares, with full power of substitution in the premises, to be redeemed in order to realize such difference.


    For purposes of a Letter of Intent, a "single purchaser" means:

        (i) an individual, or an individual, his spouse and their children under the age of 21 purchasing for his or their own account (including an IRA account) including his or their own trusts, commonly known as living trusts; or

        (ii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, although more than one beneficiary is involved; or

        (iii) multiple trusts for the same employer, or

        (iv) trust companies and bank trust departments placing orders with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial, or similar capacity, provided all shares are held of record in the name, or nominee name, of the trust company or bank.

    Except as provided above, a "single purchaser" does not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company jointly or through a trustee, agent, custodian, or other representative, nor shall it include a trustee, agent, custodian, or other representative of such a group of individuals.

                                           INVESTMENT ADVISER


                                           Massachusetts Financial Services
                                           Company
                                           500 Boylston Street
                                           Boston, MA 02116
                                           (617) 954-5000



                                           DISTRIBUTOR



                                           MFS Funds Distributor, Inc.
                                           500 Boylston Street
                                           Boston, MA 02116
                                           (617) 954-5000


                                           TRANSFER AGENT AND CUSTODIAN


                                           Rushmore Trust and Savings, FSB
                                           4922 Fairmont Avenue
                                           Bethesda, MD 20814
                                           (800) 622-1386


                                           SHAREHOLDER INQUIRIES


                                           Rushmore Trust and Savings, FSB
                                           4922 Fairmont Avenue
                                           Bethesda, MD 20814
                                           (800) 622-1386



                                           INDEPENDENT AUDITORS



                                           Deloitte & Touche LLP
                                           1900 M Street
                                           Washington, D.C. 20036
                                           (202) 955-4000